SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        DATE OF REPORT: FEBRUARY 1, 2002

                        Commission File Number 333-53050

                                  TEL-ONE, INC.
                                  -------------
                 (Name of Small Business Issuer in its charter)

        FLORIDA                        4813                     59-3680738
(State of Incorporation)    (Primary Standard Industrial      (I.R.S. Employer
                             Classification Code Number)     Identification No.)


                            5414 WEST CRENSHAW STREET
                              TAMPA, FLORIDA 33634
                 TELEPHONE: (813) 496-1149 - FAX: (813) 243-4203
          (Address and Telephone Number of Principal Executive Offices)

ITEM 5. OTHER EVENTS

On January 22, 2002 the Securities and Exchange Commission filed a Complaint for Injunctive and Other Relief including a temporary restraining order effectively freezing the assets of Tel-One, Inc. and other defendants with the United States District Court in Tampa, Florida.

On January 23, 2002 the Securities and Exchange Commission issued an Order of Suspension of Trading in Tel-One Stock pursuant to Section 12(k) of the Securities Exchange Act of 1934.

On January 24, 2002 the Securities and Exchange Commission agreed to modify the temporary restraining order by modifying the asset freeze order thereby allowing Tel-One, Inc. to operate during the pendency of the investigation.

On January 25, 2002 the Company issued a press release announcing their position relating to the claims of the Securities and Exchange Commission and asserting their willingness to cooperate fully. A copy of the Press Release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

ITEM 7.  EXHIBITS.
99.1     Press Release Dated January 25, 2002.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TEL-ONE, INC.

Date:  February 1, 2002                   By:  /s/  W. Kris Brown
                                               ----------------------------
                                                W. Kris Brown
                                                Chief Executive Officer


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